ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES - Summary of Accrued Liabilities and Other Payable (Detail) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Accrued Liabilities and Other Liabilities [Abstract]
Warranty provision	$ 992	$ 538	$ 585
Accrued expenses	4,741	4,613
Fixed assets creditors	243	369
Others	22	111
Total	$ 5,998	$ 5,631